AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star High Yield Fund
AFBA 5Star USA Global Fund

Class A Shares
Class B Shares
Class C Shares

(each a series of AFBA 5Star Fund, Inc.)

Supplement dated June 26, 2001
to
Prospectus dated June 1, 2001

This supplement provides new information and replaces any contrary information contained in the Prospectus dated June 1, 2001 for the Class A, Class B and Class C Shares of the AFBA 5Star Funds.  It should be retained and read in conjunction with the Prospectus.

The Class C Shares of each AFBA 5Star Fund are not currently being offered for sale.  The Prospectus will be supplemented to inform investors when Class C shares of the AFBA 5Star Funds become available.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A12-PS6/26